                                                                    EXHIBIT 10.1

                       REAFFIRMATION OF VOTING AGREEMENT


     This REAFFIRMATION OF VOTING AGREEMENT, dated as of January 10, 2000 (this "Agreement"), reaffirms the Voting Agreement, dated as of September 15, 1999, by and among Photronics, Inc., a Connecticut corporation ("Parent") and the other parties listed on the signature page hereof (collectively, the "Shareholder"), as amended by that certain Amended and Restated Voting Agreement, dated as of October 26, 1999 among Parent and the other parties listed on the signature page thereof (the "Voting Agreement").

     WHEREAS, simultaneously with the execution of the Voting Agreement, Parent, Al Acquisition Corp. ("Merger Sub") and Align-Rite International, Inc. (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") providing for, among other things, the merger of Merger Sub with and into the Company (the "Merger");

     WHEREAS, the parties intend concurrently with the execution of this Agreement to execute Amendment No. 1 ("Amendment No. 1") to the Merger Agreement in order to provide for certain changes to the terms and conditions thereof.

     WHEREAS, the parties to the Voting Agreement now desire to reaffirm the Voting Agreement;

     WHEREAS, as of the date hereof, the Shareholder is the beneficial owner of the number of shares (the "Shares") of common stock, par value $.01 per share, of the Company set forth opposite such Shareholder's name on Schedule 1 attached hereto. Except as specified herein, terms defined in the Merger Agreement are used herein as defined therein.

     NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

     1.   Reaffirmation of Voting Agreement.

          1.1 Supplement. Section 1 of the Voting Agreement is hereby amended by adding the following as Section 1.3. "The Shareholder acknowledges receipt and review of a copy of the Amendment No. 1."

          1.2 Reaffirmation. The Shareholder reaffirms the Voting Agreement in its entirety.

2. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and same instrument.

3. Governing Law. This Agreement shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of California (without giving effect to the provisions thereof relating to conflicts of law).

4. Public Announcements. Shareholder shall not issue any press release or other statement with respect to the transactions contemplated by this Agreement and the Merger Agreement, as amended by Amendment No. 1 without the prior written consent of Parent.

5. Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms of provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

6. Shareholder Capacity. James L. MacDonald makes no agreement or understanding herein in his capacity as a director or officer of the Company. The Shareholder signs solely in its capacity as the record holder and beneficial owner of the Shares and nothing herein shall restrict James L. MacDonald in the exercise of his fiduciary duties as a director or officer of the Company.

7. Voting Agreement Confirmed. The Voting Agreement shall remain in full force and effect.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the Shareholder and a duly authorized officer of Parent on the day and year first written above.

                                        Photronics, Inc.

                                        By:
                                           -----------------------------------
                                            Michael J. Yomazzo,
                                            Vice Chairman


                                        --------------------------------------
                                            James L. Mac Donald


                                        --------------------------------------
                                            James L. Mac Donald, as Joint
                                            Tenant of 18,000 shares


                                        --------------------------------------
                                            Robin A. Mac Donald, Jr., as Joint
                                            Tenant of 18,000 Shares


                                        --------------------------------------
                                            James L. Mac Donald, Jr., as Trustee
                                            under the Trust Agreement, dated
                                            November 17, 1983, for the
                                            Mac Donald Family Trust


                                        --------------------------------------
                                            Robin A. Mac Donald, as Trustee
                                            under the Trust Agreement, dated
                                            November 17, 1983, for the
                                            Mac Donald Family Trust

                     Acknowledgment and Agreement of Spouse

     The undersigned, being the spouse of James L. Mac Donald, acknowledges that she has read and understands the terms of this Agreement and hereby agrees to be bound by the terms hereof to the extent she has a community property or other interest in the Shares.


                                        ----------------------------------------
                                        Robin A. Mac Donald


     The undersigned, being the spouse of Robin A. Mac Donald, acknowledges that he has read and understands the terms of this Agreement and hereby agrees to be bound by the terms hereof to the extent that he has a community property or other interest in the Shares.


                                        ----------------------------------------
                                        James L. Mac Donald

                                   SCHEDULE I

                            Shares of Common       Options to Acquire Shares
      Name                    Stock Owned               of Common Stock
-----------------           ----------------       -------------------------

James L. Mac Donald             100,000                 241,396, of which
                                                        164,558 are vested

James L. Mac Donald and          18,000
Robin A. Mac Donald as
Joint Tenants

James L. Mac Donald and         440,000
Robin A. Mac Donald as
Trustees under the Trust
Agreement, dated November
17, 1983, of the Mac Donald
Family Trust
